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                              DEED NUMBER THREE (3)
                         DEED OF SUBORDINATION OF LEASE

     In the City of San Juan, Commonwealth of Puerto Rico, this fifth (5th) day of May, nineteen hundred ninety five (1995).

                                    BEFORE ME
                               THELMA RIVERA LABOY

     Attorney-At-Law and Notary in and for the Commonwealth of Puerto Rico, with offices at the American International Plaza Building in the Hato Rey sector of San Juan, Puerto Rico and residence in San Juan, Puerto Rico.

                                     APPEAR

     AS PARTY OF THE FIRST PART: POSADAS DE FLAMBOYAN ASSOCIATES, L.P. (hereinafter, the "Mortgagor"), a limited partnership organized and existing under the laws of New York, Employer Tax Identification Number 66-0373-092, herein represented by its Managing Partner, MARCO INDUSTRIAL, INC., a Delaware Corporation, which in turn is represented by its Vice President, Steven M. Koffman, of legal age, married, businessman and resident of Carolina, Puerto Rico.

     AS PARTY OF THE SECOND PART: POSADAS DE PUERTO RICO ASSOCIATES, INC. ("Posadas") (Tax Employer Identification Number: 66-040-1424), a corporation organized under the laws of Puerto Rico, herein represented by its Assistant Secretary of Board of Directors, Manuel Osvaldo Peredo Lara, also known as Manny Peredo, of legal age, married, Social Security Number ###-##-####, executive and a resident of San Juan, Puerto Rico.



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     AS PARTY OF THE THIRD PART:  SCOTIABANK  DE PUERTO RICO (the  "Bank")  (Tax
Identification Employer Number: 66-037-2744), a banking corporation organized and existing under the laws of Puerto Rico, herein represented by its Authorized Officer, Nestor Vale, of legal age, married, banker and resident of Guaynabo, Puerto Rico.

     I, the Notary, hereby certify that I personally know the appearing parties and from their statements I also attest as to their age, civil status, occupation and residence. The appearing parties assure me that they have, and in my judgment do have the legal capacity necessary for this act, and for that purpose they voluntarily

                                      STATE

          FIRST: That the Borrower is the owner of record, with valid, good and marketable fee simple title ("pleno dominio") of the property described in the Spanish language as follows (the "Property"):

     "URBANA: Parcela de terreno situada en el sitio denominado El Condado de la Seccion Norte del Barrio de Santurce de la Ciudad de San Juan, Puerto Rico, con un area superficial de cuatro mil setecientos setenta y ocho punto seis mil cuatrocientos treinta y dos metros cuadrados (4,778.6432 m.c.), en lindes por el Norte, en una distancia de ochenta y dos punto cincuenta metros (82.50 m.), que es su frente, con la Avenida Las Nereidas antes, hoy denominada Dr. Ashford; por el Sur, que es su fondo, en linea irregular y en una distancia total de noventa y siete punto sesenta y nueve metros (97.69 m.), con la Ensenada o Laguna del Condado; por el Oeste, con terrenos propiedad de Behn Brothers, en una distancia de cuarenta y cuatro punto ochenta y ocho metros (44.88 m.); y por el Este, en una distancia de sesenta y uno punto sesenta y dos metros (61.62 m.), con terrenos de la Sucesion de Francisco Maria Franceschi antes, luego propiedad de Jack's Beach Resort, Inc. Enclava un edificio de varias plantas, dedicado a hotel y se conoce como Hotel Flamboyan."

     Recorded at page 76, volume 656 of Santurce Norte, property number 17286.

          SECOND: The Property is free and clear of liens and encumbrances, except for the following:


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     (a)  Mortgage  constituted  by deed  number  sixty  two (62),  executed  on
September nineteen (19), nineteen seventy seven (1977) before notary Alfred Martinez Alvarez (hereinafter, the "Bearer Mortgage"), which mortgage secures three bearer mortgage notes for the principal sums of One Million Seven Hundred Thousand Dollars ($1,700,000.00), One Million Dollars ($1,000,000.00) and Five Hundred Thousand Dollars ($500,000.00).

     The Bearer Mortgage is recorded at page 73 of volume 656 of Santurce Norte, property number 17286.

     (b) Mortgage to secure a mortgage note for the principal sum of One Million Dollars ($1,000,000.00) payable to Puerto Rico Development Fund (the "PRDF Mortgage"), constituted by virtue of deed number Two (2), executed in San Juan, on February two (2), nineteen hundred seventy eight (1978) before Notary Carlos Santos Correa.

     The PRDF Mortgage is recorded at page 293 of volume 768 of Santurce Norte, property number 17286.

     The PRDF Mortgage will be cancelled prior to the presentation of this Deed of Subordination of Lease.

     (c) Lease in favor of Posadas de Puerto Rico Associates, Inc. (the "Condado Lease"), constituted by virtue of deed number fifteen (15) executed in San Juan, on September twenty three (23), nineteen hundred eighty three (1983) before Notary Eugenio Otero Silva, recorded at page 294 overleaf of volume 768 of Santurce Norte, property number 17286.

     (d) Leasehold mortgage (the "Leasehold Mortgage") to secure a mortgage note for the principal sum of Five Million Five Hundred Thousand Dollars ($5,500,000.00) payable to Scotiabank de Puerto Rico, constituted by virtue of deed number four hundred sixty three (463),


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executed in San Juan,  on August  thirty  (30),  nineteen  hundred  eighty eight
(1988). This mortgage properly affects the Condado Lease, and not the fee simple to the Property.

     The Leasehold Mortgage is recorded at page 296 overleaf of volume 768 of Santurce Norte, property number 17286.

     (e) Mortgage constituted by deed number two (2) executed on the fifth (5th) day of May, nineteen ninety five (1995) before Notary Public Thelma Rivera Laboy (hereinafter, the "Scotiabank Mortgage"), which secures a mortgage note payable to the order of the Bank in the principal sum of Five Million Dollars ($5,000,000.00) plus interest at a rate of ten percent (10%) per annum, payable on demand.

     The Scotiabank  Mortgage will be presented for  recordation in the Registry
of  the  Property   immediately   before  the   presentation  of  this  deed  of
subordination of mortgage.

          THIRD: Posadas has the leasehold right to the Condado Lease.

          FOURTH: Posadas and the Bank wish to exchange, and hereby exchange, the registration rank of the Condado Lease and the Leasehold Mortgage in the Registry, so that the rank of such liens be subordinated to the rank of the Scotiabank Mortgage. Since the Bearer Mortgage will not be affected, the rank of the liens affecting the Property shall now be as follows: the Bearer Mortgage will continue to be recorded in first rank; the Scotiabank Mortgage in second rank; and the Condado Lease in third rank. Since the Leasehold Mortgage does not properly affect the title to the Property, its rank with respect to the object it encumbers (the Lease) will remain the same.

          FIFTH: The Bank now delivers to me, the Notary, the original Leasehold Mortgage Note. I, the Notary, am convinced that such is the true and original mortgage note


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secured by the Leasehold  Mortgage referred herein. I further certify that after endorsing the Leasehold Mortgage Note secured by the Leasehold Mortgage with a notation above my signature and seal stating that on this date and pursuant to this deed the Leasehold Mortgage securing said note has been subordinated to the Scotiabank Mortgage, I, the Notary, have returned the original Leasehold Mortgage Note to its current holder as stated above.

          SIXTH: The parties hereby requests the Registrar of the Property of San Juan, First Section, to note this subordination in the Registry.

                                   ACCEPTANCE

     I, the Notary, do hereby certify that I advised the appearing party of the legal effect of the present deed, who waived his right to have attesting witnesses in this instrument, after having duly advised him of such right.

     The appearing parties, having read this deed, ratify its contents, place his initials on every page of this instrument and signs before me, the Notary who certify as to my acquaintance with the appearing party, his personal circumstances in accordance with his statements and all other things herein contained.

/s/

/s/

/s/

/s/


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